Exhibit 99.1

    Network Appliance Announces Results for Second Quarter Fiscal Year 2005

     SUNNYVALE, Calif.--(BUSINESS WIRE)--Nov. 16, 2004--

          36% Year over Year Revenue Growth Reported Along with Record
             Profits; Company Increases Outlook for Fiscal Year 2005

     Network Appliance, Inc. (NASDAQ:NTAP), the leader in advanced networked storage solutions, today reported results for the second quarter of fiscal year 2005. Revenues for the second fiscal quarter were $375.2 million; an increase of 36% compared to revenues of $275.6 million for the same period a year ago and a 5% increase compared to $358.4 million in the prior quarter.
     For the second fiscal quarter, GAAP net income increased 14% to $55.3 million, or $0.15 per share(1) compared to GAAP net income of $48.4 million, or $0.13 per share for the same period in the prior year. Pro forma(2) net income for the second fiscal quarter increased 74% to $58.4 million, or $0.16 per share, compared to pro forma net income of $33.6 million, or $0.09 per share for the same period a year ago.
     Revenues for the first six months of the current fiscal year totaled $733.6 million, compared to revenues of $536.1 million for the first six months of the prior fiscal year, an increase of 37% year over year.
     For the first six months of the current fiscal year, GAAP net income increased 35% to $102.2 million, or $0.27 per share, compared with GAAP net income of $75.5 million, or $0.21 per share for the same period in the prior year. Pro forma net income for the first six months of the current fiscal year totaled $108.2 million, or $0.29 per share, compared to pro forma net income of $62.4 million, or $0.17 per share for the first six months of the prior fiscal year.
     "NetApp achieved strong growth across all product lines, segments, and geographies," said Dan Warmenhoven, CEO of Network Appliance. "NetApp is gaining momentum in the highest growth segments of the storage market by offering innovative and cost-effective solutions for today's IT challenges. Data ONTAP(TM) 7G, our next generation operating system announced yesterday, is an example of unique, breakthrough technology which empowers customers to do more with less. Data ONTAP 7G provides dynamic storage virtualization capabilities unmatched in the industry."

     Outlook

     -- Network Appliance estimates that revenue for the third quarter will grow sequentially by 7% to 9%. This projection reflects year over year growth rates of 35% to 38%.

     -- The company expects third quarter pro forma earnings per share to finish at $0.15 to $0.16 per share. Third quarter GAAP earnings per share are projected to round to $0.15 per share.

     -- For the full fiscal year 2005, Network Appliance estimates that revenues will finish 35% to 37% higher than fiscal year 2004.

     -- Network Appliance estimates full year pro forma earnings per share to finish at $0.60 to $0.61 per share. GAAP earnings per share are projected for fiscal year 2005 at $0.57 to $0.58 per share.

     Quarterly Highlights

     Throughout the second quarter of fiscal year 2005, Network Appliance reinforced its leadership position by introducing new security and compliance solutions, expanding partnerships, and continuing to grow iSCSI deployments. Customers deploying NetApp(R) solutions during the quarter for a variety of database, security, and other data center and mission-critical applications included Alyeska Pipeline, Anadarko, China Netcom, Consol Energy, Constellation Energy, the Federal Trade Commission, FMC Subsea Kongsberg, the General Services Administration, HypoVereinsbank, Jet Propulsion Labs (JPL), Nexan, Nokia, Rakuten, Saudi Aramco, Shamrock Foods, Siemens Business Services, Square Enix, The Times of India, Trader Media, the United States Air Force (USAF), and Voca Limited.
     A wide range of enterprise customers have chosen to deploy NetApp for a variety of reasons--reduced complexity, a low total cost of ownership (TCO), and advanced management capabilities made possible through Data ONTAP and a range of additional storage software packages that unleash the value of enterprise data.
     On the partners front, NetApp unveiled several new solution enhancements and partner offerings with Computer Associates, Decru, FalconStor, Novell, Smartronix, Symantec, Vignette, and Websense to address a variety of data concerns, including Internet access and security, interoperability, data protection and recovery, storage and server consolidation and other business-critical initiatives facing enterprise customers.
     To help companies meet stringent data storage regulations, including regulations mandated by U.S. SEC Rule 17a-4, NetApp introduced a new software product--LockVault(TM). LockVault delivers powerful backup, disaster recovery, and data permanence capabilities for unstructured data, enabling customers to address both backup and compliance challenges with a single comprehensive solution. Companies can now leverage the same infrastructure to meet both their backup and compliance requirements.
     In the Internet security arena, NetApp released NetCache(R) 6.0 software to further enhance and strengthen its market-leading Internet access and security solution. NetCache 6.0 software helps guard against security threats, expands support for industry-leading security partners, minimizes virus and hacking risks, and accelerates and improves management of customers' Web and application information providing security, cost savings, and flexibility.
     Another iSCSI milestone was achieved this quarter with Siemens Corporate Research (SCR), a division of Siemens AG, becoming the 750th iSCSI customer deployment in IP SAN (storage area network) configurations. NetApp IP SAN solutions are an excellent choice for companies seeking to consolidate storage and server resources, maximize existing IT investments and headcount, and reduce complexity in the data center.
     The company was also honored by the Triangle Business Journal (North Carolina) as "one of the best companies to work for in the Triangle." Network Appliance employees based in Research Triangle Park (RTP), North Carolina, responding to a survey from the publication, gave the company high marks for its positive work environment, exceptional benefits package, strong executive leadership, and effective manager relationships.

     Conference Call Information

     -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com/ on Tuesday, November 16, 2004, at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (800) 510-9834 in the United States and (617) 614-3669 outside the United States. The passcode for both numbers is 10326317.

     -- A replay will be available for 72 hours following completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, with replay code 28877055.

     About Network Appliance

     Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage.(TM)" Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

     "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include market and market share trends that benefit the Company, continued customer acceptance of the Company's products, and all of the statements under the Outlook section. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include general economic and industry conditions, including expenditure trends for storage-related products; our ability to deliver new product architectures and products that meet market acceptance; our ability to design products that compete effectively from a price and performance perspective; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.

     (1)Earnings per share represents the diluted number of shares for all periods presented.
     (2)Pro forma results for all periods presented and the projections in the Outlook section exclude amortization of intangible assets, stock compensation, restructuring charges, net gain/loss on investments, and the related effects on income taxes, as well as an income tax benefit from a nonrecurring foreign tax ruling.

     NetApp and NetCache are registered trademarks and Network Appliance, Data ONTAP, LockVault and The evolution of storage are trademarks of Network Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

     Network Appliance Usage of Pro Forma Financials

     The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.


                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)




                                             Oct. 29,   April 30,
                                                2004       2004
                                             ---------- ----------

                   ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                 $257,344   $241,149
    Short-term investments                     664,390    566,816
    Accounts receivable, net                   219,276    193,942
    Inventories                                 35,351     34,109
    Prepaid expenses and other                  32,216     29,057
    Deferred income taxes                       24,235     24,163
                                             ---------- ----------
        Total current assets                 1,232,812  1,089,236

PROPERTY AND EQUIPMENT, net                    398,306    370,717

GOODWILL                                       291,816    291,816
INTANGIBLE ASSETS, net                          26,151     31,718
OTHER ASSETS                                    83,206     93,779
                                             ---------- ----------
                                             2,032,291  1,877,266
                                             ========== ==========



    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                           $57,773    $52,719
    Income taxes payable                        14,848     16,033
    Accrued compensation and related
     benefits                                   70,064     65,186
    Other accrued liabilities                   46,581     43,683
    Deferred revenue                           200,263    166,602
                                             ---------- ----------
        Total current liabilities              389,529    344,223

LONG-TERM DEFERRED REVENUE                     139,591    112,337
LONG-TERM OBLIGATIONS                            4,771      4,858
                                             ---------- ----------
                                               533,891    461,418
                                             ---------- ----------

STOCKHOLDERS' EQUITY                         1,498,400  1,415,848
                                             ---------- ----------
                                             2,032,291  1,877,266
                                             ========== ==========



                       NETWORK APPLIANCE, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)



                                  Quarter Ended     Six Months Ended
                               ------------------- -------------------
                                Oct. 29,   Oct.31,  Oct. 29,  Oct. 31,
                                  2004      2003      2004      2003
                               --------- --------- --------- ---------

REVENUES:
   Product revenue             $336,804  $249,532  $661,431  $485,318
   Service revenue               38,372    26,018    72,166    50,741
                               --------- --------- --------- ---------
           Total revenues       375,176   275,550   733,597   536,059
                               --------- --------- --------- ---------
COST OF REVENUES:
   Cost of product revenue      111,728    88,090   225,943   173,129
   Cost of service revenue       32,287    22,397    61,535    41,744
                               --------- --------- --------- ---------
           Total cost of
            revenues            144,015   110,487   287,478   214,873
                               --------- --------- --------- ---------
GROSS MARGIN                    231,161   165,063   446,119   321,186
                               --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing         109,109    82,185   212,420   161,541
    Research and development     40,650    31,513    79,353    63,054
    General and administrative   17,870    12,728    34,752    24,993
    Stock compensation            2,139       893     4,243     1,547
    Restructuring charges             -     1,110         -     1,110
                               --------- --------- --------- ---------
        Total operating
         expenses               169,768   128,429   330,768   252,245
                               --------- --------- --------- ---------

INCOME FROM OPERATIONS           61,393    36,634   115,351    68,941

OTHER INCOME (EXPENSES), net:
    Interest income               6,103     2,831    10,185     5,876
    Other expenses, net              90    (1,209)     (822)   (1,256)
    Net gain/(loss) on
     investments                      -         -         -       145

                               --------- --------- --------- ---------
      Total other income, net     6,193     1,622     9,363     4,765
                               --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES       67,586    38,256   124,714    73,706

PROVISION FOR (BENEFIT FROM)
 INCOME TAXES                    12,257   (10,157)   22,523    (1,780)
                               --------- --------- --------- ---------

NET INCOME                      $55,329   $48,413  $102,191   $75,486
                               ========= ========= ========= =========

NET INCOME PER SHARE:
    BASIC                         $0.15     $0.14     $0.29     $0.22
                               ========= ========= ========= =========

    DILUTED                       $0.15     $0.13     $0.27     $0.21
                               ========= ========= ========= =========

SHARES USED IN PER
 SHARE CALCULATION:
    BASIC                       357,787   343,725   357,265   342,706
                               ========= ========= ========= =========

    DILUTED                     375,074   364,715   374,024   361,606
                               ========= ========= ========= =========



                       NETWORK APPLIANCE, INC.
      PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)



                                Quarter Ended     Six Months Ended
                             ------------------- -------------------
                             Oct. 29,  Oct. 31,   Oct. 29,  Oct. 31,
                                2004      2003      2004     2003
                             --------- --------- --------- ---------

REVENUES:
   Product revenue           $336,804  $249,532  $661,431  $485,318
   Service revenue             38,372    26,018    72,166    50,741
                             --------- --------- --------- ---------
       Total revenues         375,176   275,550   733,597   536,059
                             --------- --------- --------- ---------
COST OF REVENUES:
   Cost of product revenue    110,870    86,726   224,227   170,401
   Cost of service revenue     32,287    22,397    61,535    41,744
                             --------- --------- --------- ---------
       Total cost of
        revenues              143,157   109,123   285,762   212,145
                             --------- --------- --------- ---------
GROSS MARGIN                  232,019   166,427   447,835   323,914
                             --------- --------- --------- ---------

OPERATING EXPENSES:
    Sales and marketing       108,903    82,185   212,007   161,541
    Research and development   40,650    31,513    79,353    63,054
    General and
     administrative            16,601    12,728    32,215    24,993
                             --------- --------- --------- ---------
        Total operating
         expenses             166,154   126,426   323,575   249,588
                             --------- --------- --------- ---------

INCOME FROM OPERATIONS         65,865    40,001   124,260    74,326

OTHER INCOME (EXPENSES), net    6,193     1,622     9,363     4,620
                             --------- --------- --------- ---------

INCOME BEFORE INCOME TAXES     72,058    41,623   133,623    78,946

PROVISION FOR INCOME TAXES     13,691     7,995    25,388    16,579

                             --------- --------- --------- ---------
NET INCOME                    $58,367   $33,628  $108,235   $62,367
                             ========= ========= ========= =========

NET INCOME PER SHARE:
    BASIC                       $0.16     $0.10     $0.30     $0.18
                             ========= ========= ========= =========

    DILUTED                     $0.16     $0.09     $0.29     $0.17
                             ========= ========= ========= =========

SHARES USED IN PER SHARE CALCULATION:
    BASIC                     357,787   343,725   357,265   342,706
                             ========= ========= ========= =========

    DILUTED                   375,074   364,715   374,024   361,606
                             ========= ========= ========= =========



(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, restructuring charges, net gain/loss on investments and the related effects on income taxes, as well as an income tax benefit from a non-recurring foreign tax ruling.


                       NETWORK APPLIANCE, INC.
                 RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                             (Unaudited)



                                  Quarter Ended     Six Months Ended
                               ------------------- -------------------
                                Oct. 29,  Oct. 31,  Oct. 29,  Oct.31,
                                  2004      2003      2004     2003
                               --------- --------- --------- ---------

SUMMARY RECONCILIATION OF NET
 INCOME

NET INCOME                      $55,329   $48,413  $102,191   $75,486

Adjustments:
    Amortization of intangible
     assets                       2,333     1,364     4,666     2,728
    Stock compensation            2,139       893     4,243     1,547
    Restructuring charges             -     1,110         -     1,110
    Net (gain)/loss on
     investments                      -         -         -      (145)
    Income tax effect            (1,434)   (1,321)   (2,865)   (1,528)
    Income tax benefit from
     foreign tax ruling               -   (16,831)        -   (16,831)

                               --------- --------- --------- ---------
PROFORMA NET INCOME             $58,367   $33,628  $108,235   $62,367
                               ========= ========= ========= =========

DILUTED PRO FORMA NET INCOME
 PER SHARE                        $0.16     $0.09     $0.29     $0.17
                               ========= ========= ========= =========
SHARES USED IN DILUTED
PRO FORMA NET INCOME
 PER SHARE CALCULATION:         375,074   364,715   374,024   361,606
                               ========= ========= ========= =========


DETAILED RECONCILIATION OF
 SPECIFIC ITEMS:


COST OF REVENUES               $144,015  $110,487  $287,478  $214,873
Adjustment:
    Amortization of intangible
     assets                        (858)   (1,364)   (1,716)   (2,728)

                               --------- --------- --------- ---------
PRO FORMA COST OF REVENUES     $143,157  $109,123  $285,762  $212,145
                               ========= ========= ========= =========

GROSS MARGIN                   $231,161  $165,063  $446,119  $321,186
Adjustment:
    Amortization of intangible
     assets                         858     1,364     1,716     2,728

                               --------- --------- --------- ---------
PRO FORMA GROSS MARGIN         $232,019  $166,427  $447,835  $323,914
                               ========= ========= ========= =========

SALES AND MARKETING EXPENSES   $109,109   $82,185  $212,420  $161,541
Adjustments:
    Amortization of intangible
     assets                        (206)        -      (413)        -

                               --------- --------- --------- ---------
PRO FORMA SALES AND MARKETING
 EXPENSES                      $108,903   $82,185  $212,007  $161,541
                               ========= ========= ========= =========

GENERAL AND ADMINISTRATIVE
 EXPENSES                       $17,870   $12,728   $34,752   $24,993
Adjustments:
    Amortization of intangible
     assets                      (1,269)        -    (2,537)        -

                               --------- --------- --------- ---------
PRO FORMA GENERAL AND
 ADMINISTRATIVE EXPENSES        $16,601   $12,728   $32,215   $24,993
                               ========= ========= ========= =========

OPERATING EXPENSES             $169,768  $128,429  $330,768  $252,245
Adjustments:
    Stock compensation           (2,139)     (893)   (4,243)   (1,547)
    Amortization of intangible
     assets                      (1,475)        -    (2,950)        -
    Restructuring charges             -    (1,110)        -    (1,110)

                               --------- --------- --------- ---------
PRO FORMA OPERATING EXPENSES   $166,154  $126,426  $323,575  $249,588
                               ========= ========= ========= =========

INCOME FROM OPERATIONS          $61,393   $36,634  $115,351   $68,941
Adjustments:
    Amortization of intangible
     assets                       2,333     1,364     4,666     2,728
    Stock compensation            2,139       893     4,243     1,547
    Restructuring charges             -     1,110         -     1,110

                               --------- --------- --------- ---------
PRO FORMA INCOME FROM
 OPERATIONS                     $65,865   $40,001  $124,260   $74,326
                               ========= ========= ========= =========

TOTAL OTHER INCOME (EXPENSES),
 NET                             $6,193    $1,622    $9,363    $4,765
Adjustments:
    Net (gain)/loss on
     investments                      -         -         -      (145)

                               --------- --------- --------- ---------
PRO FORMA TOTAL OTHER INCOME
 (EXPENSES), NET                 $6,193    $1,622    $9,363    $4,620
                               ========= ========= ========= =========

INCOME BEFORE INCOME TAXES      $67,586   $38,256  $124,714   $73,706
Adjustments:
    Amortization of intangible
     assets                       2,333     1,364     4,666     2,728
    Stock compensation            2,139       893     4,243     1,547
    Restructuring charges             -     1,110         -     1,110
    Net (gain)/loss on
     investments                      -         -         -      (145)

                               --------- --------- --------- ---------
PRO FORMA INCOME BEFORE INCOME
 TAXES                          $72,058   $41,623  $133,623   $78,946
                               ========= ========= ========= =========

PROVISION FOR INCOME TAXES      $12,257  ($10,157)  $22,523   ($1,780)
Adjustments:
    Income tax effect             1,434     1,321     2,865     1,528
    Income tax benefit from
     foreign tax ruling               -    16,831         -    16,831

                               --------- --------- --------- ---------
PRO FORMA PROVISION FOR INCOME
 TAXES                          $13,691    $7,995   $25,388   $16,579
                               ========= ========= ========= =========


                        NETWORK APPLIANCE, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
                            (In thousands)
                              (Unaudited)



                                                    Six Months Ended
                                                   -------------------
                                                   Oct. 29,  Oct. 31,
                                                      2004      2003
                                                   --------- ---------
Cash Flows from Operating Activities:
  Net income                                       $102,191   $75,486
  Adjustments to reconcile net income
   to net cash provided by
   operating activities:
     Depreciation                                    26,640    26,997
     Amortization of patents                            901       601
     Amortization of intangible assets                4,666     2,728
     Stock compensation                               4,243     1,547
     Net (gain) loss on investments                     (29)     (145)
     Net (gain) loss on disposal of equipment           519       (30)
     Allowance for doubtful accounts                    403      (320)
     Deferred rent and other                            224       320
     Changes in assets and liabilities:
              Accounts receivable                   (25,737)   (8,904)
              Inventories                            (5,993)   (7,893)
              Prepaid expenses and other assets       4,170    (1,711)
              Accounts payable                        5,054     1,454
              Income taxes payable                   13,449    (6,452)
              Accrued compensation and related
               benefits                               4,878     4,962
              Other accrued liabilities               2,809     4,179
              Deferred revenue                       60,915    34,700
                                                   --------- ---------
                  Net cash provided by operating
                   activities                       199,303   127,519
                                                   --------- ---------
Cash Flows from Investing Activities:
  Purchases of short and long-term investments     (180,725) (251,720)
  Redemptions of short and long-term investments     83,057   177,604
  Purchases of property and equipment               (49,442)  (22,041)
  Proceeds from disposal of property and equipment        -       105
  Proceeds from sales of investments                    298       419
  Purchase of
   patents                                                -    (9,015)
  Purchases of equity securities                          -      (325)
                                                   --------- ---------
                  Net cash used in investing
                   activities                      (146,812) (104,973)
                                                   --------- ---------
Cash Flows from Financing Activities:
  Proceeds from sale of common stock related to
   employee stock transactions                       46,717    53,215
  Repurchases of common stock                       (83,013)  (44,862)
                                                   --------- ---------
                  Net cash used in financing
                   activities                       (36,296)    8,353
                                                   --------- ---------
Net Increase (Decrease) in Cash and Cash
 Equivalents                                         16,195    30,899
Cash and Cash Equivalents:
  Beginning of period                               241,149   284,161
                                                   --------- ---------
  End of period                                    $257,344  $315,060
                                                   ========= =========
Noncash Investing and Financing Activities:
  Deferred stock compensation, net of reversals       $(373)   $1,612
  Conversion of evaluation inventory to fixed
   assets                                            $4,751    $2,621
  Income tax benefit from employee stock
   transactions                                     $14,634   $11,929
Supplemental cash flow information:
  Income taxes paid                                 $10,172    $4,733
  Income taxes refund                               $10,572    $3,810


                       NETWORK APPLIANCE, INC.
             RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
                   EXPRESSED AS EARNINGS PER SHARE
                        Q3 OF FISCAL YEAR 2005
                             (Unaudited)




                                   Projected Third   Projected Annual
                                    Quarter Revenue    FY05 Revenue
                                      Growth Range      Growth Range
                                   ----------------- -----------------

                                         7%       9%      35%      37%
                                   -------- -------- -------- --------

ADJUSTMENTS OF SPECIFIC ITEMS TO
 EARNINGS PER SHARE FOR
 Q3 OF FISCAL YEAR 2005 ($) :

COST OF REVENUES
Adjustment:
    Amortization of intangible
     assets                        (0.0023) (0.0023) (0.0091) (0.0091)

OPERATING EXPENSES
Adjustments:
    Stock compensation             (0.0056) (0.0056) (0.0227) (0.0227)
    Amortization of intangible
     assets                        (0.0039) (0.0039) (0.0157) (0.0157)

PROVISION FOR INCOME TAXES
Adjustments:
    Income tax effect               0.0039   0.0040   0.0158   0.0162

                                   -------- -------- -------- --------
NET DECREASE IN EARNINGS PER SHARE (0.0079) (0.0078) (0.0317) (0.0313)
                                   ======== ======== ======== ========

     CONTACT: Network Appliance, Inc.
              Tara Calhoun, 408-822-6909 (Investor)
              tara@netapp.com
              Billie Fagenstrom, 408-822-6428 (Investor) billief@netapp.com or
              Voce Communications
              Dave Black, 650-228-5163 (Press)
              dblack@vocecomm.com